Q2 2018 Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2018 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 Third-Party Management Income 13 Capital Expenditure Summary 14 Debt Overview 15 Debt Covenant Compliance 16 Debt Maturities 17 Summary of Unconsolidated Joint Ventures 18 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 19 Property Overview - Square Feet & Occupancy 20 Occupancy Summary 21 Leasing Summary 22 Lease Expiration Schedule 23 Lease Expiration by Market 24 Top 20 Tenants & Tenant Industry Profile 25 Transaction Activity (1/1/15 - 6/30/18) 26 - 27 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 28 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 28 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 29 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 29 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned 30 properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned 31 properties Definitions 32 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our 2018 guidance and underlying assumptions; expectations or occupancy rates; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequently filed periodic reports. On the Cover: San Francisco Supplemental Information - Q2 2018 2

Columbia Property Trust, Inc.

Second Quarter 2018 Executive Summary

Financial Highlights & Guidance:

- Net loss per diluted share was $0.03 (page 9), Normalized FFO (NFFO)[(1)] per diluted share was $0.39 (page 11), cash flows from operations were $4.4 million (page 28), Adjusted FFO (AFFO)[(1)] was $32.1 million (page 11), and same store net operating income (based on cash rents) increased 11.7% (page 12).
- 2018 guidance ranges increased as follows (See page 6 for more information regarding guidance):

	Old		New	
	Low	High	Low	High
Net income (per share)	$0.07	$0.12	$0.03	$0.08
NFFO (per share)	$1.43	$1.48	$1.46	$1.51
Same store cash NOI growth	10%	12%	11%	13%
Leased percent at year-end	94%	96%	95%	97%

- Economic occupancy is expected to continue to increase through the remainder of 2018 from the current level of 89.0%, as recent leases commence and free-rent burns off (page 20), effectively narrowing the gap to our leased rate of 97.1% (page 20), resulting in same-store net operating income (NOI)[(1)] growth, higher cash flows, and increased NFFO and AFFO.

Operational and Transactional Highlights:

- Sold 222 East 41st Street in New York for $332.5 million (page 27). The property is leased to NYU Langone Medical for the next 30 years.
- Portfolio is 97.1% leased (page 20). Leased 150,000 square feet (page 22), including in New York City, a 17,000-square-foot lease expansion with Fullscreen along with an extension for their total 34,000 square feet of space at 315 Park Avenue South; and in Atlanta, a 59,000-square-foot lease expansion with Arby's at One & Three Glenlake Parkway.

Capital Allocation Highlights:

- In May 2018, $180.0 million remaining balance on the bridge loan was paid off with proceeds from the sale of 222 East 41st Street, reducing net debt to less than 30% of gross real estate assets (page 15).
- During the second quarter of 2018, repurchased $14.5 million of common stock, bringing total repurchases for 2018 to $41.8 million (page 5).
- Paid dividends of $0.20 per share ($0.80 annualized), consistent with the first quarter dividend rate (page 5).

(1) For definitions and reconciliations of these non-GAAP financial metrics see pages 28 - 32.

Supplemental Information – Q2 2018 3

Columbia Property Trust, Inc.

Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings primarily in competitive CBD locations within high-barrier-to-entry markets. Our portfolio includes 19 properties, of which 14 are wholly-owned and five are owned through unconsolidated joint ventures, containing approximately 9 million square feet, concentrated in New York, San Francisco, and Washington, D.C. Columbia carries an investment-grade rating from both Moody's (Baa2 / Stable) and Standard & Poor's (BBB / Stable).

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We share control of the operations of the properties owned through unconsolidated joint ventures, and recognize that proportional financial data may not depict all of the legal and economic implications of our interest in these joint ventures.

For more information about Columbia, please visit our website at www.columbia.reit.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Linda M. Bolan
Senior Vice President
Property Management
and Sustainability

David S. Dowdney
Senior Vice President
Leasing

Wendy W. Gill
Senior Vice President
Corporate Operations
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Portfolio Management
and Transactions

Amy C. Tabb
Senior Vice President
Business Development

Board of Directors

Carmen M. Bowser
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt Stover
Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q2 2018 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	118,035	119,082	119,383	120,293	121,534
Weighted-Average Shares Outstanding - Diluted	118,462	119,350	119,841	120,529	121,909
High Closing Price	$22.79	$22.84	$23.16	$22.63	$23.13
Low Closing Price	$20.21	$19.61	$20.94	$20.62	$21.45
Average Closing Price	$21.66	$21.29	$22.18	$21.53	$22.24
Closing Price (as of period end)	$22.71	$20.46	$22.95	$21.77	$22.38
Dividends / Share (annualized)	$0.80	$0.80	$0.80	$0.80	$0.80
Dividend Yield (annualized) (1)	3.5%	3.9%	3.5%	3.7%	3.6%
Common Shares Outstanding (1)	117,974	118,602	119,789	119,804	121,235
Market Value of Common Shares (1)	$2,679,190	$2,426,597	$2,749,158	$2,608,133	$2,713,239
Total Market Capitalization (1) (2)	$4,094,477	$4,078,710 (3)	$4,540,084 (3)	$3,947,861 (3)	$4,227,763
Common Stock Repurchases					
Shares Purchased	659	1,296	-	1,431	1,252
Weighted-Average Price Per Share	$21.97	$21.03	-	$21.02	$21.95
Total Value of Shares Purchased	$14,490	$27,258	-	$30,092	$27,470

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs
Andrew Rosivach
212-902-2796

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Vikram Malhotra
212-761-7064

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.
(3) Excludes the $49 million mortgage note on 263 Shuman Boulevard, which matured in July 2017. The company transferred the property to the lender on April 13, 2018.

Supplemental Information - Q2 2018 5

Columbia Property Trust, Inc. 2018 Guidance Unaudited Twelve Months Ending 12/31/2018 Per share Low High Net income $0.03 $0.08 Real estate depreciation & amortization 1.36 1.36 Impairment loss on real estate assets 0.26 0.26 Gain on sale of unconsolidated joint venture interests (0.01) (0.01) Funds From Operations $1.64 $1.69 Other adjustments (1) (0.18) (0.18) Normalized Funds From Operations $1.46 $1.51 2018 Portfolio Assumptions l Same Store NOI - Cash 11% - 13% l Leased percentage at year end: 95% - 97% l G&A expense - corporate $33M - $35M l Weighted-average common shares outstanding - diluted: 118M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, July 26, 2018, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through August 2, 2018, by dialing (877) 344-7529 and entering the confirmation number, 10121289. A webcast of the call will also be available at the company's website, www.columbia.reit. (1) Includes non-cash carrying costs for Shuman Boulevard and gain on extinguishment of debt. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Supplemental Information - Q2 2018 6

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Assets:					
Real estate assets, at cost:					
Land	$ 817,975	$ 825,208	$ 825,208	$ 609,110	$ 751,351
Buildings and improvements	2,258,098	2,467,632	2,452,215	2,082,425	2,588,909
Buildings and improvements, accumulated depreciation	(364,262)	(407,894)	(388,796)	(377,795)	(471,029)
Intangible lease asset	182,618	293,325	293,325	254,649	282,338
Intangible lease asset, accumulated amortization	(81,040)	(99,092)	(94,065)	(89,950)	(99,910)
Construction in progress	49,135	46,814	44,742	49,255	49,069
Total real estate assets	**$ 2,862,524**	**$ 3,125,993**	**$ 3,132,629**	**$ 2,527,694**	**$ 3,100,728**
Investment in unconsolidated joint ventures (page 8)	1,053,092	1,058,441	943,242	698,105	125,584
Cash and cash equivalents	11,961	21,068	9,567	382,730	506,538
Tenant receivables, net of allowance for doubtful accounts	2,241	2,435	2,128	2,814	4,002
Straight line rent receivable	77,519	102,415	92,235	80,128	77,875
Prepaid expenses and other assets	29,242	25,189	27,683	75,802	39,815
Intangible lease origination costs	99,812	100,424	100,424	83,599	117,357
Intangible lease origination costs, accumulated amortization	(61,810)	(59,884)	(57,465)	(55,532)	(68,771)
Deferred lease costs	86,765	171,281	167,560	152,656	155,687
Deferred lease costs, accumulated amortization	(25,606)	(28,562)	(26,464)	(24,716)	(25,838)
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Total assets	**$ 4,255,740**	**$ 4,638,800**	**$ 4,511,539**	**$ 4,043,280**	**$ 4,152,977**
Liabilities:					
Line of credit and notes payable	$ 549,537	$ 835,363	$ 974,176	$ 522,978	$ 648,774
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(7,852)	(8,687)	(9,235)	(9,049)	(9,250)
Accounts payable, accrued expenses, and accrued capital expenditures	50,729	105,772	125,002	129,802	140,151
Distributions payable	-	-	23,961	-	-
Deferred income	16,000	18,264	18,481	15,756	19,392
Intangible lease liabilities	42,594	44,894	46,878	29,328	69,006
Intangible lease liabilities, accumulated amortization	(19,280)	(19,265)	(19,660)	(19,437)	(39,939)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Total liabilities	**$ 1,451,728**	**$ 1,796,341**	**$ 1,979,603**	**$ 1,489,378**	**$ 1,648,134**
Equity:					
Common stock	$ 1,180	$ 1,186	$ 1,198	$ 1,198	$ 1,211
Additional paid in capital	4,447,054	4,459,354	4,487,071	4,485,368	4,513,922
Cumulative distributions in excess of earnings	(1,648,577)	(1,621,498)	(1,957,236)	(1,931,927)	(2,009,405)
Other comprehensive loss	4,355	3,417	903	(737)	(885)
Total equity	**$ 2,804,012**	**$ 2,842,459**	**$ 2,531,936**	**$ 2,553,902**	**$ 2,504,843**
Total liabilities and equity	**$ 4,255,740**	**$ 4,638,800**	**$ 4,511,539**	**$ 4,043,280**	**$ 4,152,977**

Supplemental Information - Q2 2018 7

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Assets:					
Real estate assets, at cost:					
Land	$ 225,227	$ 225,227	$ 257,231	$ 188,077	$ 77,841
Buildings and improvements	765,908	760,806	852,317	708,031	205,062
Buildings and improvements, accumulated depreciation	(42,015)	(35,884)	(31,298)	(24,745)	(10,912)
Intangible lease asset	44,012	44,145	47,465	22,033	1,817
Intangible lease asset, accumulated amortization	(7,580)	(6,066)	(4,640)	(2,953)	(609)
Construction in progress	3,429	3,953	4,409	4,220	1,767
Total real estate assets	**$ 988,981**	**$ 992,181**	**$ 1,125,484**	**$ 894,663**	**$ 274,966**
Cash and cash equivalents	22,251	20,961	27,931	12,350	3,090
Tenant receivables, net of allowance for doubtful accounts	1,623	1,674	1,721	1,055	155
Straight line rent receivable	17,065	16,197	16,274	15,520	7,696
Prepaid expenses and other assets	4,573	3,788	3,763	3,178	288
Intangible lease origination costs	30,802	30,851	35,057	23,963	1,447
Intangible lease origination costs, accumulated amortization	(5,217)	(4,324)	(3,652)	(2,603)	(422)
Deferred lease costs	19,854	21,348	22,570	21,245	15,340
Deferred lease costs, accumulated amortization	(3,760)	(3,284)	(2,950)	(2,404)	(1,813)
Total assets	**$ 1,076,172**	**$ 1,079,392**	**$ 1,226,198**	**$ 966,967**	**$ 300,747**
Liabilities:					
Line of credit and notes payable	$ 165,750	$ 165,750	$ 165,750	$ 165,750	$ 165,750
Fees on notes payable	(135)	(142)	(149)	(155)	(162)
Accounts payable, accrued expenses, and accrued capital expenditures	30,064	28,119	31,822	25,263	7,320
Deferred income	3,287	3,478	3,488	1,624	526
Intangible lease liabilities	117,336	117,336	121,455	113,042	2,523
Intangible lease liabilities, accumulated amortization	(9,778)	(8,405)	(7,379)	(5,840)	(794)
Total liabilities	**$ 306,524**	**$ 306,136**	**$ 314,987**	**$ 299,684**	**$ 175,163**
Total equity	**$ 769,648**	**$ 773,256**	**$ 911,211**	**$ 667,283**	**$ 125,584**

Total equity	**$ 769,648**	**$ 773,256**	**$ 911,211**	**$ 667,283**	**$ 125,584**
Basis differences, net of $3,015 of accumulated amortization (2)	283,444	285,185	32,031	30,822	-
Investment in unconsolidated joint ventures (page 7)	**$ 1,053,092**	**$ 1,058,441**	**$ 943,242**	**$ 698,105**	**$ 125,584**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 18).

(2) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of each partner's acquisition of an interest in the joint venture, and formation costs incurred by CXP. The basis difference as of June 30, 2018 includes the step up resulting from the adoption of Accounting Standards Update 2017-05. Basis differences are being amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q2 2018 8

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Revenues:					
Rental income	$ 66,263	$ 64,817	$ 63,750	$ 55,015	$ 67,121
Tenant reimbursements	5,146	5,543	4,902	3,053	6,972
Asset & property management fee income	1,818	1,759	1,656	1,154	498
Other property income (1) (2)	2,143	1,591	1,317	1,140	266
Total revenues	**$ 75,370**	**$ 73,710**	**$ 71,625**	**$ 60,362**	**$ 74,857**
Operating expenses:					
Property operating costs	22,450	23,062	23,302	18,567	21,831
Hotel operating costs	-	-	4	-	9
Asset and property management fee expense	205	208	201	188	260
Depreciation	20,681	20,835	19,865	18,501	20,423
Amortization	8,623	8,016	7,885	6,870	8,191
Impairment loss on real estate assets	30,812	-	-	-	-
General and administrative - corporate	8,282	7,794	9,963	7,034	9,201
General and administrative - unconsolidated joint ventures	736	731	741	713	-
Total operating expenses	**$ 91,789**	**$ 60,646**	**$ 61,961**	**$ 51,873**	**$ 59,915**
Operating income	**$ (16,419)**	**$ 13,064**	**$ 9,664**	**$ 8,489**	**$ 14,942**
Other income (expense):					
Interest expense	(12,514)	(14,095)	(14,408)	(12,931)	(12,662)
Capital lease obligation interest expense	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Development authority bond income	1,800	1,800	1,800	1,800	1,800
Interest and other income	14	3	61	1,041	677
Gain on sale of unconsolidated joint venture interests	-	762	-	-	-
Gain (loss) on extinguishment of debt	23,713	-	-	(280)	-
Total other income (expense)	**$ 11,213**	**$ (13,330)**	**$ (14,347)**	**$ (12,170)**	**$ (11,985)**
Income (loss) before income tax expense, income (loss) from unconsolidated joint ventures and gain on sale of real estate assets	**$ (5,206)**	**$ (266)**	**$ (4,683)**	**$ (3,681)**	**$ 2,957**
Income tax expense	(6)	(7)	(165)	(3)	(7)
Income (loss) before income (loss) from unconsolidated joint ventures and gain on sale of real estate assets	**$ (5,212)**	**$ (273)**	**$ (4,848)**	**$ (3,684)**	**$ 2,950**
Income (loss) from unconsolidated joint ventures (p. 10)	1,773	1,771	3,500	2,853	(1,817)
Income (loss) before gain on sale of real estate assets	**$ (3,439)**	**$ 1,498**	**$ (1,348)**	**$ (831)**	**$ 1,133**
Gain on sale of real estate assets	-	-	-	102,365	-
Net income (loss)	**$ (3,439)**	**$ 1,498**	**$ (1,348)**	**$ 101,534**	**$ 1,133**
Weighted-average common shares outstanding - basic	118,035	119,082	119,383	120,293	121,534
Net income (loss) per share - basic	**$ (0.03)**	**$ 0.01**	**$ (0.01)**	**$ 0.84**	**$ 0.01**
Weighted-average common shares outstanding - diluted	118,462	119,350	119,841	120,529	121,909
Net income (loss) per share - diluted	**$ (0.03)**	**$ 0.01**	**$ (0.01)**	**$ 0.84**	**$ 0.01**

(1) Other property income includes lease termination income, cafeteria revenue, fitness center revenue, and management fee reimbursements.
(2) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q2 2018 9

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Revenues:					
Rental income	$ 23,346	$ 24,305	$ 23,366	$ 18,428	$ 4,066
Tenant reimbursements	4,100	4,204	4,519	4,024	1,252
Other property income (2) (3)	-	64	-	-	-
Total revenues	**$ 27,446**	**$ 28,573**	**$ 27,885**	**$ 22,452**	**$ 5,318**
Operating expenses:					
Property operating costs	10,216	10,328	11,092	9,357	2,642
Asset and property management fee expense	1,030	1,060	1,112	824	251
Depreciation	8,212	8,677	6,648	5,345	1,689
Amortization	4,422	4,883	3,257	1,831	434
General and administrative	76	136	164	93	9
Acquisition fees and expenses	-	-	-	43	-
Total operating expenses	**$ 23,956**	**$ 25,084**	**$ 22,273**	**$ 17,493**	**$ 5,025**
Operating income	**$ 3,490**	**$ 3,489**	**$ 5,612**	**$ 4,959**	**$ 293**
Other income (expense):					
Interest expense	(1,709)	(1,711)	(2,108)	(2,108)	(2,108)
Interest and other income	(1)	1	-	-	-
Total other income (expense)	**$ (1,710)**	**$ (1,710)**	**$ (2,108)**	**$ (2,108)**	**$ (2,108)**
Income (loss) before income tax expense	**$ 1,780**	**$ 1,779**	**$ 3,504**	**$ 2,851**	**$ (1,815)**
Income tax benefit (expense)	(7)	(8)	(4)	2	(2)
Income (loss) from unconsolidated joint ventures	**$ 1,773**	**$ 1,771**	**$ 3,500**	**$ 2,853**	**$ (1,817)**

(1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 2) for properties held in unconsolidated joint ventures (see page 18).

(2) Other property income includes lease termination income.

(3) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q2 2018 10

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net Operating Income (based on GAAP rents)	**$ 68,049**	**$ 66,859**	**$ 63,170**	**$ 53,445**	**$ 54,684**
Non-cash carrying costs for Shuman Boulevard (2)	196	1,867	1,903	1,517	-
Asset & property management fee income	1,818	1,759	1,656	1,154	498
General and administrative - corporate	(8,282)	(7,794)	(9,963)	(7,034)	(9,201)
General and administrative - unconsolidated joint ventures	(736)	(731)	(741)	(713)	-
Interest expense (net)	(14,300)	(15,892)	(16,147)	(13,690)	(13,785)
Interest income from development authority bonds	1,800	1,800	1,800	1,800	1,800
Income tax expense	(6)	(7)	(165)	(3)	(7)
Adjustments included in loss from unconsolidated joint ventures	(2,747)	(2,849)	(3,321)	(2,959)	(2,119)
Normalized FFO	**$ 45,792**	**$ 45,012**	**$ 38,192**	**$ 33,517**	**$ 31,870**
Normalized FFO per share (basic)	**$ 0.39**	**$ 0.38**	**$ 0.32**	**$ 0.28**	**$ 0.26**
Normalized FFO per share (diluted)	**$ 0.39**	**$ 0.38**	**$ 0.32**	**$ 0.28**	**$ 0.26**

	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net Operating Income (based on cash rents)	**$ 56,701**	**$ 54,243**	**$ 51,175**	**$ 45,672**	**$ 47,999**
Non-cash carrying costs for Shuman Boulevard (2)	196	1,867	1,903	1,517	-
Asset & property management fee income	1,818	1,759	1,656	1,154	498
General and administrative - corporate	(8,282)	(7,794)	(9,963)	(7,034)	(9,201)
General and administrative - unconsolidated joint ventures	(736)	(731)	(741)	(713)	-
Stock based compensation expense in G&A (3)	2,194	1,528	2,072	1,555	2,262
Straight-line rent receivable write-off in G&A (4)	350	-	-	-	-
Interest expense - cash (net)	(11,673)	(13,211)	(13,577)	(11,142)	(11,265)
Income tax expense	(6)	(7)	(165)	(3)	(7)
Adjustments included in loss from unconsolidated joint ventures	(3,140)	(3,238)	(3,316)	(2,952)	(2,112)
Maintenance capital (5) (6)	(5,283)	(4,536)	(11,742)	(11,076)	(11,752)
AFFO	**$ 32,139**	**$ 29,880**	**$ 17,302**	**$ 16,978**	**$ 16,422**

Weighted-average common shares outstanding - basic	118,035	119,082	119,383	120,293	121,534
Weighted-average common shares outstanding - diluted	118,462	119,350	119,841	120,529	121,909

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 28 - 32.
(2) The OfficeMax lease expired in May 2017, and the non-recourse mortgage note matured in July 2017. The property was transferred to the lender on April 13, 2018 in settlement of the loan principal, accrued interest expense and accrued property operating expenses.
(3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.
(4) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.
(5) See page 32 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures.
(6) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q2 2018 11

Columbia Property Trust, Inc.

Net Operating Income (1)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net Operating Income (based on GAAP rents)					
Revenues:					
Rental Income	$ 53,875	$ 50,901	$ 50,906	$ 49,808	$ 48,303
Tenant Reimbursements	4,295	4,693	4,420	4,275	4,100
Other Property Income	2,143	1,577	1,273	1,098	408
Total Revenues	**$ 60,313**	**$ 57,171**	**$ 56,599**	**$ 55,181**	**$ 52,811**
Total Operating Expenses	**(19,470)**	**(18,951)**	**(19,090)**	**(18,797)**	**(17,961)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (2)	**$ 40,843**	**$ 38,220**	**$ 37,509**	**$ 36,384**	**$ 34,850**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 12,774**	**$ 13,182**	**$ 10,064**	**$ 9,963**	**$ 10,000**
Same Store NOI (based on GAAP rents)	**$ 53,617**	**$ 51,402**	**$ 47,573**	**$ 46,347**	**$ 44,850**
Net Operating Income from:					
Acquisitions (4)	12,323	11,675	10,260	533	-
Dispositions (5) (6)	2,109	3,782	5,337	6,565	9,834
Net Operating Income (based on GAAP rents)	**$ 68,049**	**$ 66,859**	**$ 63,170**	**$ 53,445**	**$ 54,684**
Net Operating Income (based on cash rents)					
Revenues:					
Rental Income	$ 48,994	$ 46,770	$ 44,509	$ 45,635	$ 45,742
Tenant Reimbursements	4,295	4,693	4,420	4,275	4,100
Other Property Income	2,143	1,577	1,273	1,098	408
Total Revenues	**$ 55,432**	**$ 53,040**	**$ 50,202**	**$ 51,008**	**$ 50,250**
Total Operating Expenses	**(19,334)**	**(18,814)**	**(18,952)**	**(18,658)**	**(17,824)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (2)	**$ 36,098**	**$ 34,226**	**$ 31,250**	**$ 32,350**	**$ 32,426**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 10,421**	**$ 10,290**	**$ 9,730**	**$ 9,144**	**$ 9,225**
Same Store NOI (based on cash rents)	**$ 46,519**	**$ 44,516**	**$ 40,980**	**$ 41,494**	**$ 41,651**
Same Store NOI - % Change (same quarter prior year)	**11.7%**				
Net Operating Income from:					
Acquisitions (4)	10,522	9,760	8,729	1,493	-
Dispositions (5) (6)	(340)	(33)	1,466	2,685	6,348
Net Operating Income (based on cash rents)	**$ 56,701**	**$ 54,243**	**$ 51,175**	**$ 45,672**	**$ 47,999**

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 28 - 32.

(2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(4) Reflects activity for the following properties acquired since April 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).

(5) Reflects activity for the following properties sold since April 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share).

(6) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

Supplemental Information - Q2 2018 12

Columbia Property Trust, Inc.

Third-Party Management Income

Unaudited (in thousands)

Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 6/30/18: Market Square - 51%, University Circle - 55%, 333 Market Street - 55% and 1800 M Street - 55%.

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
JV Total:					
Asset & property management fee income (page 9)	$ 1,818	1,759	1,656	1,154	498
General and administrative - unconsolidated joint ventures (page 9)	(736)	(731)	(741)	(713)	-
Subtotal	**$ 1,082**	**$ 1,028**	**$ 915**	**$ 441**	**$ 498**
Less CXP Share:					
Asset & property management fee income	$ 955	$ 995	$ 1,045	$ 760	$ 251
General and administrative - unconsolidated joint ventures	(395)	(414)	(471)	(466)	-
Subtotal	**$ 560**	**$ 581**	**$ 574**	**$ 294**	**$ 251**
JV Partner's Share:					
Asset & property management fee income	$ 863	$ 764	$ 611	$ 394	$ 247
General and administrative - unconsolidated joint ventures	(341)	(317)	(270)	(247)	-
Total - Third-Party Management Income	**$ 522**	**$ 447**	**$ 341**	**$ 147**	**$ 247**

Supplemental Information - Q2 2018 13

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Maintenance					
Building Capital	$ 2,219	$ 2,070	$ 1,758	$ 927	$ 1,124
Tenant Improvements	1,637	1,485	1,428	6,015	9,854
Leasing Commissions	1,510	1,134	5,909	2,694	769
Other Leasing Costs	(83)	(153)	2,647	1,440	5
Total - Maintenance	**$ 5,283**	**$ 4,536**	**$ 11,742**	**$ 11,076**	**$ 11,752**
Investment					
Building Capital	$ 9,289	$ 7,558	$ 8,716	$ 4,887	$ 5,971
Tenant Improvements	12,490	8,100	11,199	9,355	13,525
Leasing Commissions	2,329	2,730	7,443	2,247	3,978
Other Leasing Costs	(2,113)	428	530	(64)	83
Total - Investment	**$ 21,995**	**$ 18,816**	**$ 27,888**	**$ 16,425**	**$ 23,557**
Maintenance & Investment					
Building Capital	$ 11,508	$ 9,628	$ 10,474	$ 5,814	$ 7,095
Tenant Improvements	14,127	9,585	12,627	15,370	23,379
Leasing Commissions	3,839	3,864	13,352	4,941	4,747
Other Leasing Costs	(2,196)	275	3,177	1,376	88
Total - Maintenance & Investment	**$ 27,278**	**$ 23,352**	**$ 39,630**	**$ 27,501**	**$ 35,309**

(1) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

NOTE: See page 32 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q2 2018 14

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 6/30/2018)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Debt					
One Glenlake Parkway	December-18	5.80%	Fixed	$ 21,537	1.6%
Market Square	July-23	5.07%	Fixed	165,750 (1)	11.7%
Weighted Average / Secured - Mortgage Notes	**4.5 Years**	**5.15%**		**$ 187,287**	**13.3%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$500 Million Revolving Credit Facility (2)	July-19	LIBOR + 100 bps	Floating	$ 78,000	5.5%
$300 Million Term Loan (3)	July-20	LIBOR + 110 bps	Floating	300,000	21.2%
$150 Million Term Loan (4)	July-22	3.07%	Fixed	150,000	10.6%
Weighted Average / Bank Facilities	**2.5 Years**	**2.96%**		**$ 528,000**	**37.3%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	24.7%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	24.7%
Weighted Average / Bonds	**7.4 Years**	**3.90%**		**$ 700,000**	**49.4%**
Weighted Average / Unsecured	**5.3 Years**	**3.50%**		**$ 1,228,000**	**86.7%**

Weighted Average / Total Debt	**5.2 Years**	**3.71%**		**$ 1,415,287**	**100.0%**

Debt - consolidated	$ 1,249,537
Debt - unconsolidated	165,750
Total Debt	**$ 1,415,287**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	6.4 Years	4.01%		$ 1,037,287	73.3%
Floating Rate Debt	1.9 Years	2.92%		378,000	26.7%
Total	**5.2 Years**	**3.71%**		**$ 1,415,287**	**100.0%**

Debt Ratios	
Net Debt (Average) to Adjusted EBITDAre - Q2 2018	6.2x
Net Debt to Gross Real Estate Assets - 6/30/18	29.8%

(1) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(2) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(3) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q2 2018 15

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 6/30/2018) Bond Covenant Compliance Metric Actual (6/30/18) Debt to Total Asset Value Ratio Max 60% 28% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.11x Secured Debt to Total Asset Value Ratio Max 40% 0.5% Maintenance of Total Unencumbered Assets Min 150% 276% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (6/30/18) Debt to Total Asset Value Ratio Max 60% 37% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.10x Secured Debt to Total Asset Value Ratio Max 40% 4.8% Unencumbered Asset Coverage Ratio Min 1.66x 2.40x Unencumbered Interest Coverage Ratio Min 1.75x 3.30x Supplemental Information - Q2 2018 16

Columbia Property Trust, Inc.

Debt Maturities

Unaudited ($ in thousands) (at 6/30/2018)

Maturity	Secured Mortgage Debt	Unsecured Bank Facilities	Unsecured Bonds	Total Debt	% of Total Debt	Interest Rate (1)	% of Gross Real Estate Assets
2018	$ 21,537	$ -	$ -	$ 21,537	1.6%	5.80%	0.5%
2019	-	78,000	-	78,000	5.5%	2.84%	1.7%
2020	-	300,000	-	300,000	21.2%	2.93%	6.5%
2022	-	150,000	-	150,000	10.6%	3.07%	3.3%
2023	165,750	-	-	165,750	11.7%	5.07%	3.6%
2025	-	-	350,000	350,000	24.7%	4.15%	7.6%
2026	-	-	350,000	350,000	24.7%	3.65%	7.6%
Total	**$ 187,287**	**$ 528,000**	**$ 700,000**	**$ 1,415,287**	**100.0%**	**3.71%**	**30.8%**
% of Total Debt	**13.3%**	**37.3%**	**49.4%**				



Maturity Schedule ($M)
$500
$400
$300
$200
$100
$0
5.80%
$22
2.84%
$78
2.93%
$300
3.07%
$150
5.07%
$166
4.15%
$350
3.65%
$350
2018
2019
2020
2021
2022
2023
2024
2025
2026
Mortgage Debt
Line of Credit
Term Loans
Bonds

(1) Weighted average. Includes effective rates on variable rate loans swapped to fixed.

Supplemental Information - Q2 2018 17

Columbia Property Trust, Inc. Summary of Unconsolidated Joint Ventures Unaudited ($ in thousands) (at 6/30/2018) Investment in Unconsolidated Joint Property CXP Ownership Venture Market Square 51% $ 134,298 (1) 333 Market Street 55% 275,897 University Circle 55% 296,756 114 5th Avenue 49.5% 105,567 1800 M Street 55% 240,574 Investment in Unconsolidated Joint Ventures (page 8) $ 1,053,092 (2) 333 Market Street University Circle 114 5th Avenue Total (gross) Amortization Total (net) (1) Market Square Joint Venture holds a $325 million mortgage note, see page 15. (2) Includes basis differences. See footnote (2) on page 8. Supplemental Information - Q2 2018 18

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 6/30/2018)

Property	Market	Ownership Percentage	Secured Debt?	Gross Real Estate Assets (1)		Annualized Lease Revenue (ALR)	Net Operating Income - Q2 2018 (based on GAAP rents)	Net Operating Income - Q2 2018 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 509,671		$ 36,761	$ 6,986	$ 6,823
315 Park Avenue South	New York, NY	100%		392,743		26,958	2,735	1,469
249 West 17th Street	New York, NY	100%		340,831		22,150	5,279	4,379
95 Columbus	Jersey City, NJ	100%		204,391		25,032	3,909	4,183
218 West 18th Street	New York, NY	100%		176,252		9,886	2,649	1,869
114 5th Avenue	New York, NY	49.5%		128,964	(2)	17,099 (2)	698 (2)	1,584 (2)
149 Madison Avenue	New York, NY	100%		92,606		- (3)	-	-
Subtotal - New York				1,845,458	**40%**	137,886	22,256	20,307
650 California Street	San Francisco, CA	100%		337,822		32,405	5,075	3,633
333 Market Street	San Francisco, CA	55%		276,519	(2)	13,681 (2) (4)	4,681 (2)	3,213 (2)
221 Main Street	San Francisco, CA	100%		247,507		25,423	4,623	4,015
University Circle	East Palo Alto, CA	55%		292,164	(2)	22,920 (2)	5,017 (2)	4,319 (2)
Subtotal - San Francisco				1,154,012	**25%**	94,429	19,396	15,180
Market Square	Washington, D.C.	51%	Yes	299,489	(2)	24,717 (2)	3,076 (2)	2,888 (2)
1800 M Street	Washington, D.C.	55%		241,365	(2)	17,884 (2)	3,682 (2)	2,676 (2)
80 M Street	Washington, D.C.	100%		110,511		13,986	2,044	1,243
Subtotal - Washington, D.C.				651,365	**14%**	56,587	8,802	6,807
Lindbergh Center	Atlanta, GA	100%		288,447		22,579 (4)	5,593	5,607
One & Three Glenlake Parkway	Atlanta, GA	100%	Yes (5)	182,265		18,315 (6)	3,491	3,223
Subtotal - Atlanta				470,712	**10%**	40,894	9,084	8,830
Cranberry Woods Drive	Pittsburgh, PA	100%		199,574		14,570 (4)	3,859	3,486
116 Huntington Avenue	Boston, MA	100%		167,302		12,759	1,545	1,252
Pasadena Corporate Park	Los Angeles, CA	100%		111,857		8,318	1,154	1,334
Subtotal - Other				478,733	**11%**	35,647	6,558	6,072
Corporate & Other				3,265		-	1,952 (7)	(495) (7)
Total - All Properties (2)				**$ 4,603,545**		**$ 365,443**	**$ 68,049**	**$ 56,701**
Total - wholly-owned properties				**$ 3,365,044**		**$ 269,142**	**$ 50,894**	**$ 42,021**
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,238,501**		**$ 96,301**	**$ 17,155**	**$ 14,680**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8).

(3) Excluded from ALR as the property is currently under development.

(4) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(5) Secured debt only applies to One Glenlake Parkway.

(6) Reimbursements are excluded for Three Glenlake Parkway, as operating expenses, except for insurance expense, are paid directly by the tenant.

(7) Includes net operating income for previously sold properties.

Supplemental Information - Q2 2018 19

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 6/30/2018)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	482	100.0%	100.0%	100.0%
315 Park Avenue South	New York, NY	100%	331	313	94.6%	63.6%	58.1%
249 West 17th Street	New York, NY	100%	281	281	100.0%	100.0%	100.0%
95 Columbus	Jersey City, NJ	100%	630	630	100.0%	100.0%	98.9%
218 West 18th Street	New York, NY	100%	166	152	91.6%	91.6%	91.6%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	-	-	-
Subtotal - New York			2,064	2,032	98.4%	93.5%	92.3%
650 California Street	San Francisco, CA	100%	478	460	96.2%	89.6%	66.2%
333 Market Street	San Francisco, CA	55%	361 (2)	361 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	100%	384	359	93.5%	90.8%	88.6%
University Circle	East Palo Alto, CA	55%	248 (2)	248 (2)	100.0%	100.0%	99.8%
Subtotal - San Francisco			1,471	1,428	97.1%	94.2%	85.9%
Market Square	Washington, D.C.	51%	356 (2)	301 (2)	84.6%	81.7%	73.3%
1800 M Street	Washington, D.C.	55%	317 (2)	297 (2)	93.7%	93.7%	80.4%
80 M Street	Washington, D.C.	100%	286	270	94.4%	93.5%	67.8%
Subtotal - Washington, D.C.			959	868	90.5%	89.2%	74.0%
Lindbergh Center	Atlanta, GA	100%	955	955	100.0%	100.0%	100.0%
One & Three Glenlake Parkway	Atlanta, GA	100%	707	702	99.3%	99.3%	84.4%
Subtotal - Atlanta			1,662	1,657	99.7%	99.7%	93.4%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	274	240	87.6%	82.7%	68.4%
Pasadena Corporate Park	Los Angeles, CA	100%	264	249	94.3%	94.3%	94.3%
Subtotal - Other			1,362	1,313	96.4%	95.4%	92.5%
Total - All Properties (2)			**7,518**	**7,298**	**97.1%**	**94.8%**	**89.0%**
Total - All Properties (at 100%)			**8,795 (4)**	**8,506 (4)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.

(3) Excluded from leasing metrics as the property is currently under development.

(4) Includes 100% of properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q2 2018 20

Columbia Property Trust, Inc.

Occupancy Summary (1)

Unaudited (SF in thousands) (at 6/30/2018)

	Rentable Square Footage (1)	Leased Square Footage (1)	Percent Leased
As of March 31, 2018	**7,906**	**7,653**	**96.8%**
Dispositions (2)			
222 East 41st Street	(390)	(390)	100.0%
Square Footage Adjustments	2		
Subtotal	**7,518**	**7,263**	
Leasing Activity			
New Leases (3)	-	49	
Lease Expirations/Early Terminations		(14)	
Net Absorption	**-**	**35**	
As of June 30, 2018	**7,518**	**7,298**	**97.1%**



Percent Leased
100%
90%
80%
70%
95.3%
95.1%
96.2%
96.8%
97.1%
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18

(1) Excludes 149 Madison which is currently under development.

(2) As of disposition date.

(3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease.

Supplemental Information - Q2 2018 21

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Renewal Leases					
Number of Leases	2	2	6	6	8
Square Feet of Leasing (at 100%)	22,630	18,146	979,777	136,714	75,082
Square Feet of Leasing (at CXP's share) (1)	22,630	18,146	973,141	109,979	69,580
Lease Term (months)	37	34	81	62	104
Tenant Improvements per Square Foot	3.74	33.47	10.22	32.31	81.23
Leasing Commissions per Square Foot	8.14	6.76	11.66	12.49	19.45
Total per Square Foot	$ 11.88	$ 40.23	$ 21.88	$ 44.80	$ 100.68
Tenant Improvements per Square Foot per Year of Lease Term	1.22	11.95	1.52	6.26	9.36
Leasing Commissions per Square Foot per Year of Lease Term	2.65	2.41	1.74	2.42	2.24
Total per Square Foot per Year	$ 3.87	$ 14.36	$ 3.26	$ 8.68	$ 11.60
Cash Rent Releasing Spread (2)	**5.1%**	**6.2%**	**-6.7%**	**67.9%**	**51.6%**
GAAP Rent Releasing Spread (2)	**5.7%**	**11.2%**	**0.5%**	**117.3%**	**74.8%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	4	12	4	2	9
Square Feet of Leasing (at 100%)	44,087	56,290	37,735	3,730	193,128
Square Feet of Leasing (at CXP's share) (1)	32,337	48,004	32,852	3,730	193,128
Lease Term (months)	121	96	114	51	111
Tenant Improvements per Square Foot	112.17	69.76	84.75	30.49	98.68
Leasing Commissions per Square Foot	42.81	23.45	36.06	11.67	23.37
Total per Square Foot	$ 154.98	$ 93.21	$ 120.81	$ 42.16	$ 122.05
Tenant Improvements per Square Foot per Year of Lease Term	11.15	8.76	8.94	7.17	10.65
Leasing Commissions per Square Foot per Year of Lease Term	4.26	2.94	3.81	2.75	2.52
Total per Square Foot per Year	$ 15.41	$ 11.70	$ 12.75	$ 9.92	$ 13.17
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	4	3	6	3	2
Square Feet of Leasing (at 100%)	83,343	49,010	253,334	37,506	55,643
Square Feet of Leasing (at CXP's share) (1)	82,361	49,010	253,096	37,506	55,643
Lease Term (months)	115	100	146	106	97
Tenant Improvements per Square Foot	43.92	55.98	89.92	75.13	91.92
Leasing Commissions per Square Foot	21.38	32.45	35.97	32.47	21.56
Total per Square Foot	$ 65.30	$ 88.43	$ 125.89	$ 107.60	$ 113.48
Tenant Improvements per Square Foot per Year of Lease Term	4.58	6.75	7.39	8.48	11.35
Leasing Commissions per Square Foot per Year of Lease Term	2.23	3.91	2.95	3.67	2.66
Total per Square Foot per Year	$ 6.81	$ 10.66	$ 10.34	$ 12.15	$ 14.01
Cash Rent Releasing Spread (2)	**-0.7%**	**59.0%**	**15.8%**	**67.1%**	**73.8%**
GAAP Rent Releasing Spread (2)	**13.9%**	**66.2%**	**20.7%**	**79.3%**	**96.9%**
Total Leases					
Number of Leases	10	17	16	11	19
Square Feet of Leasing (at 100%)	150,060	123,446	1,270,846	177,950	323,853
Square Feet of Leasing (at CXP's share) (1)	137,328	115,160	1,259,089	151,215	318,351
Lease Term (months)	112	96	107	74	108
Tenant Improvements per Square Foot	61.97	60.87	43.35	43.84	94.23
Leasing Commissions per Square Foot	27.01	27.96	21.81	17.87	22.32
Total per Square Foot	$ 88.98	$ 88.83	$ 65.16	$ 61.71	$ 116.55
Tenant Improvements per Square Foot per Year of Lease Term	5.57	8.41	2.89	6.84	10.49
Leasing Commissions per Square Foot per Year of Lease Term	2.78	3.27	2.03	2.74	2.49
Total per Square Foot per Year	$ 8.35	$ 11.68	$ 4.92	$ 9.58	$ 12.98
Cash Rent Releasing Spread (2)	**-0.2%**	**56.1%**	**2.3%**	**67.7%**	**61.9%**
GAAP Rent Releasing Spread (2)	**13.1%**	**63.2%**	**8.6%**	**106.9%**	**85.1%**

(1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q2 2018 22

Columbia Property Trust, Inc.

Lease Expiration Schedule

Unaudited (SF & $ in thousands) (at 6/30/2018)

Year	Expiring Annualized Lease Revenue (ALR)	% of ALR Expiring	Expiring Rentable Square Footage	% of Rentable Square Footage Expiring
Vacant	$ -	0.0%	220	2.9%
2018	3,302	0.9%	48	0.6%
2019	12,692	3.5%	177	2.4%
2020	24,263	6.6%	479	6.4%
2021	60,949	16.7%	1,734	23.1%
2022	24,302	6.7%	465	6.2%
2023	30,734	8.4%	508	6.8%
2024	19,389	5.3%	259	3.4%
2025	58,515	16.0%	800	10.6%
2026	30,823	8.4%	657	8.7%
2027	13,989	3.8%	185	2.5%
2028	6,092	1.7%	77	1.0%
2029	20,718	5.7%	343	4.6%
2030	10,378	2.8%	124	1.6%
2031	4,982	1.4%	220	2.9%
2032+	44,315	12.1%	1,222	16.3%
Total	**$ 365,443**	**100.0%**	**7,518**	**100.0%**



Lease Expiration Schedule
20.0%
15.0%
10.0%
5.0%
0.0%
0.9%
3.5%
6.6%
16.7%
6.7%
8.4%
5.3%
16.0%
8.4%
3.8%
1.7%
5.7%
2.8%
1.4%
12.1%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032+
% of ALR Expiring

NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date.

Supplemental Information - Q2 2018 23

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (SF & $ in thousands)

	New York (1)			San Francisco (1)			Washington, D.C. (1)		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q3 2018	3	447	149.00	8	438	54.75	-	1	-
Q4 2018	-	-	-	22	1,656	75.27	6	418	69.67
Total - 2018	3	447	149.00	30	2,094	69.80	6	419	69.83
Q1 2019	29	2,235	77.07	13	766	58.92	31	1,803	58.16
Q2 2019	-	-	-	8	841	105.13	10	469	46.90
Q3 2019	-	-	-	36	3,244	90.11	15	960	64.00
Q4 2019	-	-	-	15	1,114	74.27	9	743	82.56
Total - 2019	29	2,235	77.07	72	5,965	82.85	65	3,975	61.15
2020	69	4,354	63.10	170	12,093	71.14	21	1,665	79.29
2021	472	18,231	38.63	113	9,639	85.30	107	6,948	64.93
2022	83	6,307	75.99	27	2,422	89.70	112	6,610	59.02
Thereafter	1,376	106,312	77.26	1,016	62,216	61.24	557	36,970	66.37
Total	**2,032**	**$ 137,886**	**$ 67.86**	**1,428**	**$ 94,429**	**$ 66.13**	**868**	**$ 56,587**	**$ 65.19**

	Atlanta			Other			All Markets		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q3 2018	6	200	33.33	3	142	47.33	20	1,228	61.40
Q4 2018	-	-	-	-	-	-	28	2,074	74.07
Total - 2018	6	200	33.33	3	142	47.33	48	3,302	68.79
Q1 2019	-	-	-	-	-	-	73	4,804	65.81
Q2 2019	-	-	-	-	-	-	18	1,310	72.78
Q3 2019	-	-	-	11	517	47.00	62	4,721	76.15
Q4 2019	-	-	-	-	-	-	24	1,857	77.38
Total - 2019	-	-	-	11	517	47.00	177	12,692	71.71
2020	146	3,351	22.95	73	2,800	38.36	479	24,263	50.65
2021	977	23,289	23.84	65	2,842	43.72	1,734	60,949	35.15
2022	26	824	31.69	217	8,139	37.51	465	24,302	52.26
Thereafter	502	13,230	26.35	944	21,207	22.47	4,395	239,935	54.59
Total	**1,657**	**$ 40,894**	**$ 24.68**	**1,313**	**$ 35,647**	**$ 27.15**	**7,298**	**$ 365,443**	**$ 50.07**

(1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q2 2018 24

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 6/30/2018)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
AT&T Corporation/AT&T Services	BBB+	1	$ 22,579	6.2%	955	13.1%	2.5
Pershing LLC	A	1	18,446	5.1%	471	6.4%	3.0
Twitter	BB-	1	16,124	4.4%	215	2.9%	6.8
Yahoo!	BB+	1	14,794	4.1%	193	2.6%	7.0
Wells Fargo Bank N.A.	AA-	3	14,695	4.0%	371	5.1%	7.8
Westinghouse Electric Company	Not Rated	1	14,570	4.0%	824	11.3%	14.4
DocuSign, Inc.	Not Rated	1	9,884	2.7%	128	1.8%	6.1
Snap Inc.	Not Rated	1	9,739	2.7%	121	1.7%	14.5
Newell Rubbermaid, Inc.	BBB-	1	9,554	2.6%	411	5.6%	1.9
WeWork Companies Inc.	Not Rated	2	7,365	2.0%	130	1.8%	12.6
Affirm, Inc.	Not Rated	1	6,137	1.7%	94	1.3%	7.9
Oracle America, Inc.	AA-	2	5,646	1.5%	102	1.4%	4.4
Quality Technology Services	BB-	1	5,234	1.4%	128	1.8%	8.3
Room & Board	Not Rated	1	5,178	1.4%	60	0.8%	16.3
DLA Piper US, LLP	Not Rated	1	4,977	1.4%	65	0.9%	5.0
MongoDB, Inc.	Not Rated	1	4,842	1.3%	64	0.9%	0.5
Gemini Trust Company, LLC	Not Rated	1	4,706	1.3%	51	0.7%	10.9
Amazon Web Services, Inc.	AA-	1	4,679	1.3%	49	0.7%	3.0
Credit Suisse	A	1	4,563	1.2%	62	0.8%	1.8
BDG Media	Not Rated	1	4,348	1.2%	51	0.7%	10.3
Subtotal - Top 20			**$ 188,060**	**51.5%**	**4,545**	**62.3%**	**7.0**
All other			177,383	48.5%	2,753	37.7%	6.0
Total			**$ 365,443**	**100.0%**	**7,298**	**100.0%**	**6.7**

Tenant Industry Profile (1)


Business Services
24.9%
Depository Institutions
10.2%
Engineering and Management Services
7.2%
Communication
7.0%
Nondepository Institutions
6.5%
Legal Services
5.5%
Electric, Gas, and Sanitary Services
4.9%
Security and Commodity Brokers
4.2%
Real Estate
3.3%
Rubber & Plastic Products
2.6%
Other
23.7%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Reflects CXP's ownership share of ALR for properties held in unconsolidated joint ventures.

(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q2 2018 25

Columbia Property Trust, Inc.

Transaction Activity (1/1/15 - 6/30/18) - Acquisitions

Unaudited ($ in thousands)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
149 Madison	New York, NY	11/28/2017	100.0%	$ 87,700	127,000	$ 691	0.0%
218 West 18th Street	New York, NY	10/11/2017	100.0%	174,700	165,670		100.0%
249 West 17th Street	New York, NY	10/11/2017	100.0%	339,400	281,294		100.0%
Subtotal (2 Property Portfolio)				514,100	446,964	1,150	
229 West 43rd Street	New York, NY	8/4/2015	100.0%	516,000	481,110	1,073	97.7%
315 Park Avenue South	New York, NY	1/7/2015	100.0%	372,000	326,812	1,138	93.9%
1881 Campus Commons	Reston, VA	1/7/2015	100.0%	64,000	244,565	262	78.0%
Subtotal (2 Property Portfolio)				436,000	571,377	763	
116 Huntington Avenue	Boston, MA	1/8/2015	100.0%	152,000	270,943	561	77.8%
Total - Acquisitions (excluding Joint Ventures)				**$ 1,705,800**	**1,897,394**		
Property Purchased in Joint Venture	**Location**	**Closing Date**	**% Purchased**	**Purchase Value**	**Rentable Square Footage**	**$ / SF**	**% Leased at Closing Date**
1800 M Street	Washington, D.C.	10/11/2017	55%	$ 421,000	580,930	$ 725	94.0%
114 5th Avenue	New York, NY	7/6/2017	49.5%	220,000	351,451	626	100.0%
Total - Joint Ventures				**$ 641,000**	**932,381**		

Supplemental Information - Q2 2018 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/15 - 6/30/18) - Dispositions

Unaudited ($ in thousands)

Dispositions							
Property Name	**Location**	**Disposition Date**	**Percent Ownership**	**Gross Sale Price**	**Rentable Square Footage**	**$ / SF**	**% Leased at Disposition**
222 East 41st Street	New York, NY	5/29/2018	100.0%	$ 332,500	389,522	854	100.0%
Key Center Tower	Cleveland, OH	1/31/2017	100.0%		1,326,153		81.8%
Key Center Marriott	Cleveland, OH	1/31/2017	100.0%		NA		
Subtotal (2 Property Portfolio)				267,500	1,326,153	NA	
5 Houston Center	Houston, TX	1/6/2017	100.0%		580,875		75.4%
Energy Center	Houston, TX	1/6/2017	100.0%		332,000		100.0%
515 Post Oak	Houston, TX	1/6/2017	100.0%		273,710		79.6%
Subtotal (3 Property Portfolio)				272,000	1,186,585	$ 229	83.2%
SanTan Corporate Center	Phoenix, AZ	12/15/2016	100.0%	58,500	266,531	219	100.0%
Sterling Commerce	Dallas, TX	11/30/2016	100.0%	51,000	309,586	165	100.0%
9127 S. Jamaica Street	Denver, CO	10/12/2016	100.0%	19,500	107,638	181	0.0%
80 Park Plaza	Northern New Jersey	9/30/2016	100.0%	174,500	960,689	182	85.8%
9189, 9191 & 9193 S. Jamaica Street	Denver, CO	9/22/2016	100.0%	122,000	370,485	329	100.0%
800 North Frederick	Suburban Maryland	7/8/2016	100.0%	48,000	393,000	122	0.0%
100 East Pratt	Baltimore, MD	3/31/2016	100.0%	187,000	653,135	286	98.5%
1881 Campus Commons	Reston, VA	12/10/2015	100.0%	65,000	244,565	266	91.4%
180 Park Avenue	Northern New Jersey	7/1/2015	100.0%		223,837		71.4%
170 Park Avenue	Northern New Jersey	7/1/2015	100.0%		145,000		0.0%
1580 West Nursery Road	Baltimore, MD	7/1/2015	100.0%		315,350		100.0%
Acxiom	Chicago, IL	7/1/2015	100.0%		321,852		100.0%
Highland Landmark III	Chicago, IL	7/1/2015	100.0%		272,975		68.1%
The Corridors III	Chicago, IL	7/1/2015	100.0%		221,940		95.0%
215 Diehl Road	Chicago, IL	7/1/2015	100.0%		161,865		100.0%
544 Lakeview	Chicago, IL	7/1/2015	100.0%		139,218		51.1%
Bannockburn Lake III	Chicago, IL	7/1/2015	100.0%		106,495		0.0%
Robbins Road	Boston, MA	7/1/2015	100.0%		458,237		100.0%
550 King Street	Boston, MA	7/1/2015	100.0%		490,119		100.0%
Subtotal (11 Property Portfolio)				433,250	2,856,888	152	
Total - Dispositions (excluding Joint Ventures)				**$ 2,030,750**	**9,064,777**		
Property Contributed to Joint Venture	**Location**	**Closing Date**	**% Sold / Retained**	**Contributed Value**	**Rentable Square Footage**	**$ / SF**	**% Leased at Closing Date**
University Circle	San Francisco, CA		45% / 55%	$ 540,000	451,287	$ 1,197	100.0%
333 Market Street	San Francisco, CA		45% / 55%	500,000	657,114	761	100.0%
Subtotal (2 Property Portfolio)		7/6/2017 & 2/1/2018 (1)		$ 1,040,000	1,108,401	938	100.0%
Market Square	Washington, D.C.	10/28/2015	49% / 51%	595,000	687,310	866	80.5%
Total - Joint Ventures				**$ 1,635,000**	**1,795,711**		

(1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest closing on February 1, 2018.

Supplemental Information - Q2 2018 27

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net Income (loss)	**$ (3,439)**	**$ 1,498**	**$ (1,348)**	**$ 101,534**	**$ 1,133**
Depreciation	20,681	20,835	19,865	18,501	20,423
Amortization	8,623	8,016	7,885	6,870	8,191
Adjustments included in loss from unconsolidated joint ventures	12,632	13,558	9,887	7,180	2,123
Gain on sale of unconsolidated joint venture interests	-	(762)	-	-	-
Gain on sale of real estate assets	-	-	-	(102,365)	-
Impairment loss on real estate assets	30,812	-	-	-	-
FFO	**$ 69,309**	**$ 43,145**	**$ 36,289**	**$ 31,720**	**$ 31,870**
Non-cash carrying costs for Shuman Boulevard	196	1,867	1,903	1,517	-
(Gain) loss on extinguishment of debt	(23,713)	-	-	280	-
Normalized FFO	**$ 45,792**	**$ 45,012**	**$ 38,192**	**$ 33,517**	**$ 31,870**
Normalized FFO per share (basic)	**$ 0.39**	**$ 0.38**	**$ 0.32**	**$ 0.28**	**$ 0.26**
Normalized FFO per share (diluted)	**$ 0.39**	**$ 0.38**	**$ 0.32**	**$ 0.28**	**$ 0.26**
Weighted-average common shares outstanding - basic	118,035	119,082	119,383	120,293	121,534
Weighted-average common shares outstanding - diluted	118,462	119,350	119,841	120,529	121,909

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net Cash Provided by Operating Activities	**$ 4,412**	**$ 14,771**	**$ 14,809**	**$ 11,152**	**$ 30,565**
Adjustments included in loss from unconsolidated joint ventures	11,541	11,887	13,069	10,116	(209)
Distributions from unconsolidated joint ventures	(6,442)	(8,573)	(3,681)	-	-
Net changes in operating assets and liabilities	27,911	16,331	4,847	6,786	(2,182)
Maintenance capital (1) (2)	(5,283)	(4,536)	(11,742)	(11,076)	(11,752)
AFFO	**$ 32,139**	**$ 29,880**	**$ 17,302**	**$ 16,978**	**$ 16,422**
Weighted-average common shares outstanding - basic	118,035	119,082	119,383	120,293	121,534
Weighted-average common shares outstanding - diluted	118,462	119,350	119,841	120,529	121,909

(1) See page 32 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q2 2018 28

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net Operating Income (based on GAAP rents)	$ 68,049	$ 66,859	$ 63,170	$ 53,445	$ 54,684
Straight-line rental income, net (wholly-owned)	(7,736)	(9,503)	(11,578)	(8,307)	(5,893)
Straight-line rental income, net (joint venture)	424	34	997	1,095	(521)
Above/below lease market amortization, net (wholly-owned)	(1,138)	(61)	(93)	457	(271)
Above/below lease market amortization, net (joint venture)	(2,898)	(3,086)	(1,321)	(1,018)	-
Net Operating Income (based on cash rents)	$ 56,701	$ 54,243	$ 51,175	$ 45,672	$ 47,999

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
FFO	$ 69,309	$ 43,145	$ 36,289	$ 31,720	$ 31,870
Non-cash carrying costs for Shuman Boulevard	196	1,867	1,903	1,517	-
(Gain) loss on extinguishment of debt	(23,713)	-	-	280	-
Normalized FFO	$ 45,792	$ 45,012	$ 38,192	$ 33,517	$ 31,870
Above/below lease market amortization, net	(1,138)	(61)	(93)	457	(271)
Straight-line rental income	(7,509)	(9,698)	(11,772)	(8,501)	(6,087)
Stock based compensation expense in G&A	2,194	1,528	2,072	1,555	2,262
Non-cash interest expense	826	882	769	749	720
Straight-line land rent expense	123	195	194	194	194
Other non-cash adjustments included in loss from unconsolidated joint ventures	(2,866)	(3,442)	(318)	83	(514)
Total other non-cash adjustments	(8,370)	(10,596)	(9,148)	(5,463)	(3,696)
Maintenance capital (1) (2)	(5,283)	(4,536)	(11,742)	(11,076)	(11,752)
AFFO	$ 32,139	$ 29,880	$ 17,302	$ 16,978	$ 16,422
Weighted-average common shares outstanding - basic	118,035	119,082	119,383	120,293	121,534
Weighted-average common shares outstanding - diluted	118,462	119,350	119,841	120,529	121,909

(1) See page 32 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures.

(2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18).

Supplemental Information - Q2 2018 29

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net Income (loss)	$ (3,439)	$ 1,498	$ (1,348)	$ 101,534	$ 1,133
Interest expense (net)	14,300	15,892	16,147	13,690	13,785
Interest income from development authority bonds	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense	6	7	165	3	7
Depreciation	20,681	20,835	19,865	18,501	20,423
Amortization	8,623	8,016	7,885	6,870	8,191
Adjustments included in loss from unconsolidated joint ventures	14,350	15,278	11,999	9,286	4,233
EBITDA	$ 52,721	$ 59,726	$ 52,913	$ 148,084	$ 45,972
Gain on sale of real estate assets	-	-	-	(102,365)	-
Gain on sale of unconsolidated joint venture interests	-	(762)	-	-	-
Impairment loss on real estate assets	30,812	-	-	-	-
EBITDA*re*	$ 83,533	$ 58,964	$ 52,913	$ 45,719	$ 45,972
(Gain) loss on extinguishment of debt	(23,713)	-	-	280	-
Adjusted EBITDA*re*	$ 59,820	$ 58,964	$ 52,913	$ 45,999	$ 45,972
Asset & property management fee income	(1,818)	(1,759)	(1,656)	(1,154)	(498)
General and administrative - corporate	8,282	7,794	9,963	7,034	9,201
General and administrative - unconsolidated joint ventures	736	731	741	713	-
Straight line rental income (net)	(7,736)	(9,503)	(11,578)	(8,307)	(5,893)
Above/below lease market amortization, net	(1,138)	(61)	(93)	457	(271)
Adjustments included in loss from unconsolidated joint ventures	(1,445)	(1,923)	885	930	(512)
Net Operating Income (based on cash rents)	$ 56,701	$ 54,243	$ 51,175	$ 45,672	$ 47,999
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(10,421)	(10,290)	(9,730)	(9,144)	(9,225)
Less Net Operating Income from:					
Acquisitions (2)	(10,522)	(9,760)	(8,729)	(1,493)	-
Dispositions (3) (4)	340	33	(1,466)	(2,685)	(6,348)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (5)	$ 36,098	$ 34,226	$ 31,250	$ 32,350	$ 32,426

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).
(2) Reflects activity for the following properties acquired since April 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).
(3) Reflects activity for the following properties sold since April 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share).
(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.
(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q2 2018 30

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

		Three Months Ended				
		6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Net Income (loss)	$	(3,439) $	1,498 $	(1,348) $	101,534 $	1,133
Interest expense (net)		14,300	15,892	16,147	13,690	13,785
Interest income from development authority bonds		(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense		6	7	165	3	7
Depreciation		20,681	20,835	19,865	18,501	20,423
Amortization		8,623	8,016	7,885	6,870	8,191
Adjustments included in loss from unconsolidated joint ventures		14,350	15,278	11,999	9,286	4,233
EBITDA	$	52,721 $	59,726 $	52,913 $	148,084 $	45,972
Gain on sale of real estate assets		-	-	-	(102,365)	-
Gain on sale of unconsolidated joint venture interests		-	(762)	-	-	-
Impairment loss on real estate assets		30,812	-	-	-	-
EBITDA*re*	$	83,533 $	58,964 $	52,913 $	45,719 $	45,972
(Gain) loss on extinguishment of debt		(23,713)	-	-	280	-
Adjusted EBITDA*re*	$	59,820 $	58,964 $	52,913 $	45,999 $	45,972
Asset & property management fee income		(1,818)	(1,759)	(1,656)	(1,154)	(498)
General and administrative - corporate		8,282	7,794	9,963	7,034	9,201
General and administrative - unconsolidated joint ventures		736	731	741	713	-
Adjustments included in loss from unconsolidated joint ventures		1,029	1,129	1,209	853	9
Net Operating Income (based on GAAP rents)	$	68,049 $	66,859 $	63,170 $	53,445 $	54,684
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)		(12,774)	(13,182)	(10,064)	(9,963)	(10,000)
Less Net Operating Income from:						
Acquisitions (2)		(12,323)	(11,675)	(10,260)	(533)	-
Dispositions (3) (4)		(2,109)	(3,782)	(5,337)	(6,565)	(9,834)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (5)	$	40,843 $	38,220 $	37,509 $	36,384 $	34,850

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18).

(2) Reflects activity for the following properties acquired since April 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share).

(3) Reflects activity for the following properties sold since April 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share).

(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q2 2018 31

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q2 2018 32